                                                                   EXHIBIT 10.94

***Portions of this exhibit marked by brackets ("[_______]") or otherwise identified have been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                               WILMAX UNIVERSAL/TM/


                              AMENDED AND RESTATED


                            PROGRAM ENROLLMENT TERMS
                            ------------------------

          These Amended and Restated Program Enrollment Terms (the "PET") are made this 1st day of November, 1996 (the "Effective Date"), by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and McLeod Telemanagement, Inc. and its wholly owned subsidiaries (collectively referred to herein as "Customer") and are a part of their agreement for switched services, more particularly identified as TSA#MCL-940211 (the "Agreement"). In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the Discount Schedule set forth below and the Agreement shall also be subject to the terms and conditions set forth herein.

1. PRIOR AGREEMENT: The parties acknowledge that they previously executed those certain Amended and Restated Program Enrollment Terms (the "Prior PET") to the Agreement dated June 1, 1995, as well as, the Pricing Exhibit (the "Prior Pricing Exhibit"), and Service Schedule (the "Existing Service Schedule") to the Agreement both of which are dated March 14, 1994. As of the Effective Date the parties agree that the Prior PET and the Prior Pricing Exhibit shall be canceled in their entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior PET such as the payment of money or application of credits accruing prior to the Effective Date. Further, as of the Effective Date, all Service currently being provided Customer under the Agreement will be provisioned and maintained by WilTel taking into account the terms and conditions of this Amended PET and the Existing Service Schedule.

2. SERVICE TERM: The Service Term shall commence as of the Effective Date stated above and shall continue for a period of Sixty-four (64) Months through February 1, 2002 (the "Service Term"). Upon the expiration of the Service Term, the Service in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates and discounts then in effect), subject to termination by either party upon thirty (30) days prior written notice to the other party. WilTel will not be obligated to accept any Service Request under the Agreement if Customer's initial Service Request is not submitted by Customer within thirty (30) days of the date of this PET and further subject to a Requested Service Date within ninety (90) days of the date of this PET.

3.   DISCOUNT SCHEDULE:

     (A) Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's
                       ---------
     discount (the "Discount") will be as determined under this Subsection 2(A) taking into account any increase as described in Subsection 2(B) below.
     The Discount is based on the number of months contained in the Service Term divided by 12. If the number of months is less than 12, the month-to-month
     (MTM) discounts shall



     8/01/96                     Page 1 of 11                   CONFIDENTIAL
                                                                ------------
     apply. If the product of the division is equal to or greater than 1 but less than 2, the 1-Year discounts apply; if the product of the division is equal to or greater than 2 but less than 3, the 2-Year discounts apply; and, if the product of the division is equal to or greater than 3, the 3-Year discounts apply. Throughout the Service Term including any applicable extensions thereto, Customer will automatically receive the next higher discount when Customer's eligible Monthly Revenue reaches the next level.

                                                SERVICE TERM
    Monthly Revenue (a)               MTM      1-YR      2-YR     3-YR
 ------------------------            -----     ----      ----     ----
 $         0  -  $  9,999(b)        [____]    [____]    [____]   [____]
 $    10,000  -  $ 49,999           [____]    [____]    [____]   [____]
 $    50,000  -  $ 99,999           [____]    [____]    [____]   [____]
 $   100,000  -  $249,999           [____]    [____]    [____]   [____]
 $   250,000  -  $499,999           [____]    [____]    [____]   [____]
 $   500,000  -  $749,999           [____]    [____]    [____]   [____]
 $   750,000  -  $999,999           [____]    [____]    [____]   [____]
           $1,000,000+              [____]    [____]    [____]   [____]

     (a) For purposes of this Agreement, "Monthly Revenue" will include all of Customer's gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) plus (i) three
     (3) times Customer's first [______] recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from
     WilTel, (ii) two (2) times Customer's second   [______] recurring monthly
     Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel, and (iii) Customer's recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WilTel in excess of [______] . Monthly Revenue shall exclude any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Monthly Recurring Interexchange Service charges or Switched Service charges.

     (b) If Customer's Monthly Revenue is less than   [______] , Customer must
     maintain at least one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

     (B) If Customer's Minimum Commitment (as described in Section 3 below) is equal to or greater than [______] , all of the percentages shown in the Discount Schedule above will be increased by the following amounts based on Customer's Minimum Commitment.

                If Customer's Minimum    The applicable percentages
                Commitment is at least      will be increased by
               ------------------------  --------------------------
                       [______]                   [______]
                       [______]                   [______]
                       [______]                   [______]
                       [______]                   [______]
                       [______]                   [______]
                       [______]                   [______]
     8/01/96                     Page 2 of 11                   CONFIDENTIAL
                                                                ------------

       EXAMPLE: Assume Customer's Minimum commitment is $250,000 and the Service Term is twenty-four (24) months. Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's applicable discount percentage will be [_________] if Customer's actual Monthly Revenue is less than [_________]; [_________] if Customer's actual Monthly Revenue is between [_________] and [________], inclusive; [_________] if Customer's actual
       Monthly Revenue is between [_________] and [_________], inclusive; and [_________] if Customer's actual Monthly Revenue is equal to or greater than [_________].

4. CUSTOMER'S MINIMUM REVENUE COMMITMENT: Commencing as of February 1, 1997 and continuing through the remainder of the Service Term and any extension thereto, (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis subject to Section 10, Monthly Revenue of at least [_________] ("Customer's Minimum Revenue Commitment").

5. DEFICIENCY CHARGE: In the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue as described in Section 3 (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates this Agreement based on Customer's default.

       EXAMPLE: Customer's Minimum Revenue Commitment is $500,000 and Customer's actual Monthly Revenue as described in Section 2 for one month during the Commitment Period is $430,000 (determined on a gross basis). The Deficiency charge for that month will be $70,000 which will be due at the same time payment is due for Services provided by WilTel in that month.

6.   APPLICATION OF DISCOUNTS:

     (A) After determining Customer's applicable discount percentage based on the Discount Schedule described in Section 2 above, the applicable percentage will be applied to Monthly Revenues comprised of Customer's

     Interstate (including Alaska, Hawaii, the United States Virgin Islands and
     ----------
     Puerto Rico unless otherwise noted herein) measured usage charges (which includes 1+ and 800 usage, whether switched access or dedicated access or travel card usage).

     (B) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.



     8/01/96                     Page 3 of 11                   CONFIDENTIAL
                                                                ------------

     (C) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid
                                             --------
     undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle WilTel to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

7.   RATES:

     (A)  TERMINATION Service

          (i)  Interstate Rates Per Minute

               [______] Day,   [______] Nonday within the 48 contiguous United
               States except with respect to termination in the SUPERSAVER LATAs described below.

          (ii) Interstate Extended Rates Per Minute

               SEE the DEDICATED ACCESS Service Extended Rates described in Subsection 6(D) below.

          (iii)  Interstate SUPERSAVER Rates Per Minute

               [______]  Day,   [______] Nonday.  These rates are only available
               and only apply to Interstate TERMINATION Service calls to the SUPERSAVER LATAs set forth on Schedule 1 attached hereto (i.e., Intrastate TERMINATION Service calls will not be subject to SUPERSAVER Rates).

          (iv) Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

          (v) International (excluding Canada and Mexico) Rates Per Minute (NOT SUBJECT TO DISCOUNT)

               SEE DEDICATED ACCESS Service International rates shown on
               Schedule 5 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]

          (vi) Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.



     8/01/96                     Page 4 of 11                   CONFIDENTIAL
                                                                ------------

     (B)  800 ORIGINATION Service

          (i)  Interstate Rates Per Minute

               [______] Day,   [______]  Nonday within the 48 contiguous United
               States.

          (ii) Interstate Extended Rates Per Minute

               SEE the DEDICATED ACCESS Service rates described in Subsection 6(D) below.

          (iii)  Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE DEDICATED ACCESS Service Intrastate Rates shown on Schedule 2 attached hereto.

          (v)  Canada Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service Mexico and Canada rates shown on
               Schedule 3 attached hereto.

     (C)  SWITCHED ACCESS Service

          (i)  Interstate Rates Per Minute

               [______] Day, [______] Nonday within the 48 contiguous United States.

          (ii) Interstate (1+) Extended Rates Per Minute

               [_____] Day, [_____] Nonday from the 48 contiguous United States to Hawaii.

               [______] Day, [______] Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

               [______] Day, [______] Nonday from Hawaii to the 48 contiguous United States.

          (iii) Interstate (800) Extended Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               [______] Day, [______] Nonday from Hawaii to the 48 contiguous United States.

               [______] Day, [______] Nonday from Alaska to the 48 contiguous United States.

               [______] Day, [______] Nonday from Puerto Rico to the 48 contiguous United States.




     8/01/96                     Page 5 of 11                   CONFIDENTIAL
                                                                ------------

               [______] Day, [______] Nonday from the United States Virgin Islands to the 48 contiguous United States.

          (iv) Intrastate Rates Per Minute (NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

          (v) International (excluding Canada and Mexico) Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service International rates shown on
               Schedule 4 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]

          (vi) Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.

     (D)  DEDICATED ACCESS Service

          (i)  Interstate Rates Per Minute

               [______] Day, [______] Nonday within the 48 contiguous United States.

          (ii) Interstate (1+) Extended Rates Per Minute

               [______] Day, [______] Nonday from the 48 contiguous United States to Hawaii.

               [______] Day, [______] Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

          (iii) Interstate (800) Extended Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               [______] Day, [______] Nonday from Hawaii to the 48 contiguous United States.

               [______] Day, [______] Nonday from Alaska to the 48 contiguous United States.

               [______] Day, [______] Nonday from Puerto Rico to the 48 contiguous United States.

               [______] Day, [______] Nonday from the United States Virgin Islands to the 48 contiguous United States.


     8/01/96                     Page 6 of 11                   CONFIDENTIAL
                                                                ------------

          (iv) Intrastate Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

          (v) International (excluding Canada and Mexico) Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service International rates shown on
               Schedule 5 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]

          (vi) Canada and Mexico Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.

     (E)  TRAVEL CARD Service:

          (i)  Basic Interstate TRAVEL CARD Service Rates Per Minute

               [______] Day, [______] Nonday within the 48 contiguous United States.

          (ii) Basic Intrastate TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

          (iii) Basic International (excluding Canada and Mexico) TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service International rates shown on
               Schedule 4 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.] International TRAVEL CARD Service calls from the 48 contiguous United States to International locations (excluding only Canada) are subject to a surcharge of [______] per call.

          (iv) Basic Canada TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               [______] Day, [______] Nonday from the 48 contiguous United States to Canada. TRAVEL CARD Service calls from the 48 contiguous United States to Canada are subject to a surcharge of [______] per call.



     8/01/96                     Page 7 of 11                   CONFIDENTIAL
                                                                ------------

               [______] Day, [______] Nonday from Canada to the 48 contiguous United States. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of [______] per call.

          (v) Basic Mexico TRAVEL CARD Service Rates Per Minute [NOT SUBJECT TO DISCOUNT]

               SEE the SWITCHED ACCESS Service Mexico rates shown on Schedule 3 attached hereto. TRAVEL CARD Service calls from the 48 contiguous United States to Mexico are subject to a surcharge of [______] per call.

          (vi) Enhanced TRAVEL CARD Service Pricing [Note: Enhanced features to TRAVEL CARD Service are available at the rates shown on Schedule 5 attached hereto.] [NOT SUBJECT TO DISCOUNT]

     (F)  Directory Assistance

          (i)  Interstate Rate Per Call [NOT SUBJECT TO DISCOUNT]:   [______]

          (ii) Intrastate Rate Per Call [NOT SUBJECT TO DISCOUNT]:   [______]

8.   INTERNATIONAL SERVICE:

     (A) Commencing with the Effective Date, with respect to calls originating in the continental United States and terminating to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico), unless Customer has elected an International Sub-Commitment as described in Subsection (B) below, Customer's International rates will be deemed to correspond with the level of applicable charges shown on Schedule 4 and Schedule 5, both of which are attached hereto and incorporated herein by reference based on [______] of Customer's Minimum Revenue Commitment described in Section 3 above (rounded down to the nearest International Revenue Level). In the event (i) Customer's Service Term is Month-to-Month, or (ii) Customer's Minimum Revenue Commitment is less than [______] , Customer's International rates will correspond with the applicable level of "Base International Rates" shown on Schedule 4 and Schedule 5. With respect to TERMINATION Service and 800 ORIGINATION Service calls, Customer's International rates will be the applicable DEDICATED ACCESS Service rates.

       Example: Assume Customer's Commitment is [______]. Customer's applicable International rates would be deemed to correspond with the [______] level. [[______] x [______]= [______], rounded down to the nearest level].

     (B) Commencing with the Effective Date and continuing through the end of the Service Term including any applicable extensions thereto ("International Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, International Monthly Revenue (as described herein) of at least (check one of the following) ("Customer's International Sub-Commitment") [NOTE: If none of



     8/01/96                     Page 8 of 11                   CONFIDENTIAL
                                                                ------------
     the boxes below are checked, Customer will be deemed to have elected an International Sub-Commitment of $0]:


       _____  $0     _____ $50,000  _____  $100,000  _____  $250,000


       _____  $500,000  _____  $750,000  _____  $1,000,000


       _____  Customer' s Initials

     For purposes of this Agreement, Customer's "International Monthly Revenue" will be comprised of all of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) associated with a call to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico).

     (C) At any time during the Service Term of this Agreement, Customer may modify Customer's International Sub-Commitment ("Customer's Modified International Sub-Commitment") for the remainder of the International Commitment Period by notifying WilTel in writing. Commencing with the first day of the month following at least thirty (30) days after WilTel receives the notice described herein, (i) Customer's Modified International Sub-Commitment will be effective, and (ii) Customer's International rates will correspond with the applicable rates shown on Schedule 4 and Schedule 5 based on Customer's Modified International Sub-Commitment.

     (D) In the event Customer does not maintain Customer's International Sub-Commitment (or Customer's Modified International Sub-Commitment, if applicable) in any month during the International Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between the greater of (i) Customer's International Sub-Commitment (or Customer's Modified International Sub-Commitment) and Customer's actual International Monthly Revenue as defined above (the "International Deficiency Charge"), or (ii) the Deficiency Charge calculated under Section 4 above. If applicable, the International Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's International Sub-Commitment for the unexpired portion of the International Commitment Period if WilTel terminates this Agreement based on Customer's default.

9. WAIVER OF DEFICIENCY CHARGES: In consideration of Customer's commitments hereunder, WilTel agrees to waive the applicable Deficiency Charges incurred by Customer for the months of May, 1996, June, 1996, July, 1996 and August, 1996.

10. CANCELLATION: The parties agree to delete Subsection 2(A) of the TSA in its entirety and replace it with following:

     "At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to WilTel not less than sixty (60)



     8/01/96                     Page 9 of 11                   CONFIDENTIAL
                                                                ------------
     days prior to the effective date of cancellation, and provided the effective date of cancellation is on the first day of a calendar month. In such case, Customer shall pay to WilTel (i) all charges for Service provided through the effective date of such cancellation, plus (ii) a cancellation charge equal to [______] times the number of months remaining in the Service Term after the effective date of cancellation, plus (iii) an amount equal to the difference between the discounts actually received by Customer under the agreement (i.e. taking into account Customer's discount of [______] , if applicable) and the discounts Customer would have received under the Discount Schedule shown in Section 3 above based on Customer's actual Monthly Review (collectively referred to as the "Cancellation charge").

11. COMPETITIVE OFFER: Commencing November 1, 1997, Customer may notify WilTel (which notice may only occur once within each 12-month period) that it has received a bona fide written offer for a fully integrated service plan (the "Alternate Service Plan") from American Telephone and Telegraph Company, MCI Communications Corporation and Sprint Communications Company (the "Alternate Carriers") which contains rates which are [______] less than the average of WilTel's measured usage charges for the most recent three
     (3) months for the same service. The notice shall (i) specify the Alternate Carrier by name, (ii) be signed by an officer of Customer, and
     (iii) contain information necessary and appropriate for WilTel to review and analyze the Alternate Service Plan. WilTel shall have ten (10) business days from receipt of notice to notify Customer that it elects to offer Customer a plan comparable to the Alternate Service Plan in which case the new rates will be effective commencing with the first full calendar month following the date of WilTel's notification. In the event WilTel elects not to offer Customer a plan comparable to the Alternate Service Plan, Customer may terminate Customer's Minimum Commitment described in Section 4 above without incurring any Cancellation Charge described in subsection 2(a) of the TSA. Commencing with the effective date of the termination and continuing through the end of the Service Term (including any extensions thereof), Customer will receive the applicable discounts described in Section 3 above corresponding with Customer's actual Monthly Revenue.

12. CUSTOMER CREDIT: In lieu of a rerate, Customer will receive a credit in the amount of [______] for traffic for the months of August, September, October and November 1996, this credit will be applied to either Customer's invoice dated January 1, 1997 or February 1, 1997.


     8/01/96                    Page 10 of 11                   CONFIDENTIAL
                                                                ------------

     IN WITNESS WHEREOF, the parties have executed these WilMAX UNIVERSAL/TM/ Program Enrollment Terms on the date first written above.

WORLDCOM NETWORK SERVICES, INC.     MCLEOD TELEMANAGEMENT, INC.

d/b/a WilTel



By:          /s/ Charles Cole       By:       /s/ David M. Boatner
             ----------------                 --------------------
                (Signature)                      (Signature)



               Charles M. Cole                  David M. Boatner
              ----------------                  ----------------
                (Print Name)                       (Print Name)


         Vice President Carrier Sales      President -- Bus. Services
         -----------------------------     -------------------------------

                (Title)                          (Title)


ATTACHMENTS:

     Schedule 1  SUPERSAVER LATAs
     Schedule 2  Intrastate Rates
     Schedule 3  Canada and Mexico Rates
     Schedule 4  SWITCHED ACCESS Service International Rates
     Schedule 5  DEDICATED ACCESS Service International Rates
     Schedule 6  ENHANCED TRAVEL CARD Service Rates





     8/01/96                    Page 11 of 11                   CONFIDENTIAL
                                                                ------------

                                  Schedule 1

                               WilMax Universal
                                  Interstate

                                  SuperSaver

                                    LATAs

-------------------------                   -------------------------
City                 LATA                   City                 LATA
-------------------------                   -------------------------
-------------------------                   -------------------------
Boston               128                    Springfield           522
-------------------------                   -------------------------
New York             132                    Kansas City           524
-------------------------                   -------------------------
Atlantic Coast       220                    Little Rock           528
-------------------------                   -------------------------
Mercerville          222                    Wichita               532
-------------------------                   -------------------------
Newark               224                    Oklahoma City         536
-------------------------                   -------------------------
Philadephia          228                    Tulsa                 538
-------------------------                   -------------------------
Pittsburgh           234                    El Paso               540
-------------------------                   -------------------------
Washington D.C.      236                    Dallas                552
-------------------------                   -------------------------
Baltimore            238                    Longview              554
-------------------------                   -------------------------
Culpeper             246                    Austin                558
-------------------------                   -------------------------
Richmond             248                    Houston               560
-------------------------                   -------------------------
Lynchburg            250                    Beaumont              562
-------------------------                   -------------------------
Norfolk              252                    Corpus Christi        564
-------------------------                   -------------------------
Cleveland            320                    San Antonio           566
-------------------------                   -------------------------
Columbus             324                    Brownsville           568
-------------------------                   -------------------------
Akron                325                    Minneapolis           628
-------------------------                   -------------------------
Evansville           330                    Des Moines            632
-------------------------                   -------------------------
Indianapolis         336                    Davenport             634
-------------------------                   -------------------------
Detroit              340                    Cedar Rapids          635
-------------------------                   -------------------------
Milwaukee            356                    South Dakota          640
-------------------------                   -------------------------
Chicago              358                    Omaha                 644
-------------------------                   -------------------------
Springfield          374                    Idaho                 652
-------------------------                   -------------------------
Charlotte            422                    Denver                656
-------------------------                   -------------------------
Greensboro           424                    Utah                  660
-------------------------                   -------------------------
Greenville           430                    Phoenix               666
-------------------------                   -------------------------
Atlanta              438                    Tucson                668
-------------------------                   -------------------------
Savannah             440                    Portland              672
-------------------------                   -------------------------
Albany               444                    Seattle               674
-------------------------                   -------------------------
Macon                446                    Reno                  720
-------------------------                   -------------------------
Pensacola            448                    Las Vegas             721
-------------------------                   -------------------------
Jacksonville         452                    San Francisco         722
-------------------------                   -------------------------
Daytona Beach        456                    Chico                 724
-------------------------                   -------------------------
Orlando              458                    Sacramento            726
-------------------------                   -------------------------
Miami                460                    Los Angeles           730
-------------------------                   -------------------------
Louisville           462                    San Diego             732
-------------------------                   -------------------------
Memphis              468                    Monterey              736
-------------------------                   -------------------------
Chattanooga          472                    Stockton              738
-------------------------                   -------------------------
Knoxville            474                    San Luis Obispo       740
-------------------------                   -------------------------
Birmingham           476                    Connecticut           920
-------------------------                   -------------------------
Huntsville           477                    Cincinnati            922
-------------------------                   -------------------------
Mobile               480                    Fayetteville          949
-------------------------                   -------------------------
Biloxi               484                    Tampa                 952
-------------------------                   -------------------------
New Orleans          490                    Tallahasse            953
-------------------------                   -------------------------
Baton Rouge          492                    Palm Springs          973
-------------------------                   -------------------------
St. Louis            520                    Rochester             974
-------------------------                   -------------------------



8/01/96                                1

                                  Schedule 2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                    WilMax Universal Intrastate Base Rates

                          --------------------------------                                -------------------------------
                             Switched         Dedicated                                      Switched        Dedicated
                          Peak    Off-Pk    Peak    Off-Pk                                Peak    Off-Pk   Peak    Off-Pk
----------------------------------------------------------              -------------------------------------------------
ALABAMA                                                                 NEBRASKA
----------------------------------------------------------              -------------------------------------------------
ARIZONA                                                                 NEVADA
----------------------------------------------------------              -------------------------------------------------
ARKANSAS                                                                NEW HAMPSHIRE
----------------------------------------------------------              -------------------------------------------------
CALIFORNIA/1/                                                           NEW JERSEY
----------------------------------------------------------              -------------------------------------------------
California Intra-lata/2/                                                NEW MEXICO
----------------------------------------------------------              -------------------------------------------------
COLORADO                                                                NEW YORK
----------------------------------------------------------              -------------------------------------------------
CONNECTICUT                                                             NORTH CAROLINA
----------------------------------------------------------              -------------------------------------------------
DELAWARE                                                                NORTH DAKOTA
----------------------------------------------------------              -------------------------------------------------
FLORIDA                                                                 OHIO
----------------------------------------------------------              -------------------------------------------------
GEORGIA                                                                 OKLAHOMA
----------------------------------------------------------              -------------------------------------------------
IDAHO                                                                   OREGON
----------------------------------------------------------              -------------------------------------------------
ILLINOIS                                                                PENNSYLVANIA
----------------------------------------------------------              -------------------------------------------------
INDIANA                                                                 RHODE ISLAND
----------------------------------------------------------              -------------------------------------------------
IOWA                                                                    SOUTH CAROLINA
----------------------------------------------------------              -------------------------------------------------
KANSAS                                                                  SOUTH DAKOTA
----------------------------------------------------------              -------------------------------------------------
KENTUCKY                                                                TENNESSEE
----------------------------------------------------------              -------------------------------------------------
LOUISIANA                                                               TEXAS
----------------------------------------------------------              -------------------------------------------------
MAINE                                                                   UTAH
----------------------------------------------------------              -------------------------------------------------
MARYLAND                                                                VERMONT
----------------------------------------------------------              -------------------------------------------------
MASSACHUSETTS                                                           VIRGINIA
----------------------------------------------------------              -------------------------------------------------
MICHIGAN                                                                WASHINGTON
----------------------------------------------------------              -------------------------------------------------
MINNESOTA                                                               WEST VIRGINIA
----------------------------------------------------------              -------------------------------------------------
MISSISSIPPI                                                             WISCONSIN
----------------------------------------------------------              -------------------------------------------------
MISSOURI                                                                WYOMING
----------------------------------------------------------              -------------------------------------------------
MONTANA
----------------------------------------------------------

/1/ Billed on an 18-sec minimum per call, with 6-sec increments (18/6)

/2/ Customers will be required to maintain an average call duration of 1 min for all Intralata and Intrastate services by products

Calls are billed in 6 second increments with a 6 second minimum.

Rates apply to both Outbound 1+ and Inbound 800 Service.

Dedicated Rates apply to Intrastate Carrier Termination Service and Intrastate 800 Origination Service.

8/01/96                                1

                                  Schedule 3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal 1 + Canada / Mexico Rates

                       Switched  Dedicated
--------------------   -------------------
Canada (1-200 miles)
--------------------
       off-peak
--------------------
Canada (201+  miles)
--------------------
       off-peak
--------------------

Mexico - Band 1
--------------------
       off-peak
--------------------

Mexico - Band 2
--------------------
       off-peak
--------------------

Mexico - Band 3
--------------------
       off-peak
--------------------

Mexico - Band 4
--------------------
       off-peak
--------------------

Mexico - Band 5
--------------------
       off-peak
--------------------

Mexico - Band 6
--------------------
       off-peak
--------------------

Mexico - Band 7
--------------------
       off-peak
--------------------

Mexico - Band 8
--------------------
       off-peak
--------------------


WilMax Universal Inbound 800 from Canada

                       Switched  Dedicated
--------------------   -------------------
Peak
--------------------
Off-Peak
--------------------

Canada and Mexico are not eligible for discounts.
Canada and Mexico calls are billed in 6 second increments with a 30 second minimum.


8/01/96                                1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
--------------------------------------------------------------------------------
WilMax Universal Switched International Rates


                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA

8/1/96                                 1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

8/1/96                                 2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA

8/1/96                                 3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND

8/1/96                                 4

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN

8/1/96                                 5

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

                              750K Rate Plan      1000K Rate Plan
                               Dedicated            Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

8/1/96                                 6

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
--------------------------------------------------------------------------------
WilMax Universal Dedicated International Rates

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA
CAMEROON

                              750K Rate Plan      1000K Rate Plan
                                Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI
CAMBODIA
CAMEROON

8/1/96                                 1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA
GERMANY
GHANA

                              750K Rate Plan      1000K Rate Plan
                                Dedicated            Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA
GERMANY
GHANA

8/1/96                                 2

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG

                              750K Rate Plan      1000K Rate Plan
                                 Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN
LITHUANIA
LUXEMBOURG

8/1/96                                 3

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated            Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN

                              750K Rate Plan      1000K Rate Plan
                                Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY
OMAN
PAKISTAN

8/1/96                                 4

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA
                              750K Rate Plan      1000K Rate Plan
                                 Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN
SWITZERLAND
SYRIA

8/1/96                                 5

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                Dedicated           Dedicated           Dedicated           Dedicated           Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

                              750K Rate Plan      1000K Rate Plan
                                Dedicated            Dedicated
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
TAIWAN
TAJIKISTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

8/1/96                                 6

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                 WilMax Universal Enhanced Travel Card Pricing


                                       Origination from U.S. to Listed Terminating Locations
-----------------------------------------------------------------------------------------------------------------------------------
        Enhanced Feature             U.S.         Overseas      Canada         Mexico        Alaska       Hawaii    P.R. & U.S.V.I.
-----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Conf. Calling per min (day/non)
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
  Directory Assistance per call
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Message store & forward per msg.
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
      Audio Text per min.
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Operator Services per call****
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------



                                   Origination from Listed Locations and Terminating in the U.S.
-----------------------------------------------------------------------------------------------------------------------------------
        Enhanced Feature             U.S.         Overseas      Canada         Mexico        Alaska       Hawaii    P.R. & U.S.V.I.
-----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Conf. Calling per min (day/non)
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
  Directory Assistance per call
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Message store $ forward per msg.
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
      Audio Text per min.
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------
Operator Services per call****
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge
-----------------------------------------------------------------------------------------------------------------------------------


8/01/96                                1

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                WilMax Universal Enhanced Travel Card Pricing


     International Origination for U.S. Termination
----------------------------------------------------

International                           Toll Free
 Origination       Day     Non-Day       Access #
----------------------------------------------------
      Canada                           800-746-5131
----------------------------------------------------
      Mexico
----------------------------------------------------
    Australia                          1-800-122-234
----------------------------------------------------
     France                              0591-5009
----------------------------------------------------
     Germany                           0130-82-7170
----------------------------------------------------
    Hong Kong                           0-800-6692
----------------------------------------------------
      Israel                           177-102-3231
----------------------------------------------------
      Italy                            1678-72-810
----------------------------------------------------
      Japan                           0031-15-1500
----------------------------------------------------
      Korea                         0078-18-800-0008
----------------------------------------------------
   Netherlands                         06-022-7118
----------------------------------------------------
   Switzerland                          155-7410
----------------------------------------------------
  United Kingdom                      0-800-96-3658
----------------------------------------------------

N/A - Service not available
* WilMax Universal International Switched Access Rate Schedule
** WilMax Universal Mexico Switched Access Rate Schedule
*** International Origination Rates
**** Operator Services charges are expressed as Station-Station/Person-Person
Note: Intrastate rates are at the WilMax Universal Intrastate Switched Access
      Rate Schedule plus $.20/$.12

-----------------------------------------------
               Billing Increments

-----------------------------------------------
Domestic to Domestic                       60/6
Domestic to Canada, Int'l                  60/6
Domestic to Mexico                        60/60
International to Domestic                 60/60
-----------------------------------------------

8/01/96                                2

                                  Schedule 7

                  WilMax Universal International Rate Periods

[This schedule has been omitted because it is not material. The registrant agrees to furnish supplementally a copy of this schedule to the Commission upon request.]

                                  Schedule 8                         Page 1 of 2


***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***




                       1+ Canada/Mexico WilMax Universal
                          Switched Rates From Hawaii


                                             Switched    Dedicated
                                             --------    ---------
                     Canada (1-200 miles)                   N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Canada (201+ miles)                    N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------


                     ---------------------------------------------
                     Mexico - Band 1                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 2                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 3                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 4                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 5                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 6                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 7                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------
                     Mexico - Band 8                        N/A
                     ---------------------------------------------
                             off-peak                       N/A
                     ---------------------------------------------


                     Note: Canada and Mexico rates are non-discountable.
                           Calls are billed in 6 second increments with a 30 second minimum.






                             WILTEL - PROPRIETARY
                    Not for use or disclosure outside WilTel
                        except under written agreement


10/17/96

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

1+ ORIGINATING IN HAWAII AND TERMINATING NONMAINLAND

                                              WMU 1+ Hawaii
                                              to Extended
                               Switched Base Rates  Dedicated Base Rates
                                 Day      Non-Day    Day      Non-Day
-----------------------      ---------------------------------------------
1+ to Alaska                                           N/A         N/A
-----------------------      ---------------------------------------------
1+ to US Virg. Isl.                                    N/A         N/A
-----------------------      ---------------------------------------------
1+ to Puerto Rico                                      N/A         N/A
-----------------------      ---------------------------------------------


Calls are billed in 6 second increments with a 6 second minimum.




                             WILTEL - PROPRIETARY
                   Not for use or disclosure outside WilTel
                        except under written agreement



10/17/96

                                  Schedule 9                         Page 1 of 6

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

WilMax Universal Switched* International Rates


1+ From Hawaii (Calls are billed in 6 second increments with a 30 second minimum.)

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
AFGHANISTAN
ALBANIA
ALGERIA
AMERICAN SAMOA
ANDORRA
ANGOLA
ANGUILLA
ANTARCTICA
ANTARCTICA (SCOTT BASE)
ANTIGUA (BARBUDA)
ARGENTINA
ARMENIA
ARUBA
ASCENSION ISLAND
AUSTRALIA
AUSTRIA
AZERBALIAN
BAHAMAS
BAHRAIN
BANGLADESH
BARBADOS
BELARUS
BELGIUM
BELIZE
BENIN
BERMUDA
BHUTAN
BOLIVIA
BOSNIA & HERZEGOVINA
BOTSWANA
BRAZIL
BRITISH VIRGIN ISLANDS
BRUNEI
BULGARIA
BURKINA FASO
BURUNDI

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
CAMBODIA
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
CAMBODIA
CAMEROON
CAPE VERDE ISLANDS
CAYMAN ISLANDS
CENTRAL AFRICAN REP.
CHAD
CHILE
CHINA
CHRISTMAS & COCOS IS.
COLOMBIA
COMOROS
CONGO
COOK ISLANDS
COSTA RICA
CROATIA, REPUBLIC OF
CUBA
CYPRUS
CZECH REPUBLIC
DENMARK
DIEGO GARCIA
DJIBOUTI
DOMINICA
DOMINICAN REPUBLIC
ECUADOR
EGYPT
EL SALVADOR
EQUATORIAL GUINEA
ERITREA
ESTONIA
ETHIOPIA
FAEROE ISLANDS
FALKLAND ISLANDS
FIJI ISLANDS
FINLAND
FRANCE
FRENCH ANTILLES
FRENCH GUIANA
FRENCH POLYNESIA
GABON
GAMBIA
GEORGIA

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
GERMANY
GHANA
GIBRALTAR
GREECE
GREENLAND
GRENADA
GUADELOUPE
GUAM
GUANTANAMO BAY
GUATEMALA
GUINEA
GUINEA BISSAU
GUYANA
HAITI
HONDURAS
HONG KONG
HUNGARY
ICELAND
INDIA
INDONESIA
IRAN
IRAQ
IRELAND, REPUBLIC OF
ISRAEL
ITALY
IVORY COAST
JAMAICA
JAPAN
JORDAN
KAZAKHSTAN
KENYA
KIRIBATI
KUWAIT
KYRGYZSTAN
LAOS
LATVIA
LEBANON
LESOTHO
LIBERIA
LIBYA
LIECHTENSTEIN

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
LITHUANIA
LUXEMBOURG
MACAO
MACEDONIA
MADAGASCAR
MALAWI
MALAYSIA
MALDIVES
MALI REPUBLIC
MALTA
MARISAT-ATLANTIC OCEAN
MARISAT-INDIAN OCEAN
MARISAT-PACIFIC OCEAN
MARISAT-W. ATLANTIC
MARSHALL ISLANDS
MAURITANIA
MAURITIUS
MAYOTTE ISLAND
MICRONESIA
MOLDOVA
MONACO
MONGOLIA
MONTSERRAT
MOROCCO
MOZAMBIQUE
MYANMAR (BURMA)
NAKHODKA
NAMIBIA
NAURU
NEPAL
NETHERLANDS
NETHERLANDS ANTILLES
NEVIS
NEW CALEDONIA
NEW ZEALAND
NICARAGUA
NIGER
NIGERIA
NIUE ISLAND
NORFOLK ISLAND
NORWAY

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
OMAN
PAKISTAN
PALAU
PANAMA
PAPUA NEW GUINEA
PARAGUAY
PERU
PHILIPPINES
POLAND
PORTUGAL
QATAR
REUNION ISLAND
ROMANIA
RUSSIA
RWANDA
SAIPAN
SAKAHLIN
SAN MARINO
SAO TOME
SAUDI ARABIA
SENEGAL REPUBLIC
SEYCHELLES
SIERRA LEONE
SINGAPORE
SLOVAKIA
SLOVENIA, REPUBLIC OF
SOLOMON ISLANDS
SOMALIA
SOUTH AFRICA
SOUTH KOREA
SPAIN
SRI LANKA
ST HELENA
ST KITTS
ST LUCIA
ST PIERRE/MIQUELON
ST VINCENT/GRENADINES
SUDAN
SURINAME
SWAZILAND
SWEDEN

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

                             WilMax Base Rate     50K Rate Plan       100K Rate Plan      250K Rate Plan      500K Rate Plan
                                 Switched            Switched            Switched            Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND
SYRIA
TAIWAN
TAJIKSTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

                              750K Rate Plan      1000K Rate Plan
                                 Switched            Switched
COUNTRY                      Peak      Off-Pk    Peak      Off-Pk
-------------------------------------------------------------------
SWITZERLAND
SYRIA
TAIWAN
TAJIKSTAN
TANZANIA
THAILAND
TOGO
TONGA ISLANDS
TRINIDAD/TOBAGO
TUNISIA
TURKEY
TURKMENISTAN
TURKS AND CAICOS IS.
TUVALU
UGANDA
UKRAINE
UNITED ARAB EMIRATES
UNITED KINGDOM
URUGUAY
UZBEKISTAN
VANUATU
VATICAN CITY
VENEZUELA
VIETNAM
WALLIS & FUTUNA
WESTERN SAMOA
YEMEN ARAB REPUBLIC
YUGOSLAVIA, FEDERAL REP.
ZAIRE
ZAMBIA
ZIMBABWE

*Dedicated service not available from Hawaii.

                              WILTEL--PROPRIETARY
10/17/96           Not for use or disclosure outside WilTel
                        except under written agreement.